Supplement
                             dated August 15, 1997
                      to the Prospectus dated May 1, 1997
                   for the College Retirement Equities Fund's
             Individual, Group and Tax-Deferred Variable Annuities

As a result of recent legislation, CREF will no longer be exempt from federal income tax under Section 501(a) of the Internal Revenue Code, beginning January 1, 1998. We believe that CREF should incur no material federal income tax liability as a result of this change. In that connection, we are reviewing whether any changes in CREF's corporate structure may be necessary or appropriate in order for CREF to minimize any federal income tax consequences. If needed, we intend to implement any such changes, subject to regulatory approval, prior to January 1, 1998.